Exhibit 99.1
Trinity Industries, Inc. August 2011

2 Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

3 Trinity is a Multi-Industry Company

4 Trinity's Differentiating Strategies and Tactics Trinity's strategies and tactics are designed to improve our performance in all economic cycles During the last decade, we have enhanced our multi-industry portfolio by: Strategically growing the Leasing business to provide a solid base of earnings and cash flows Increasing our manufacturing capacity in Mexico to lower our costs Focusing on selectively building our backlogs Investing in diversified businesses through organic growth Making selective acquisitions to complement our portfolio Trinity is uniquely positioned to generate significant profits during an up cycle and manage through a severe down cycle while building strength

5 Trinity Today Leasing and Management Services Expand relationships with end-users of railcars Introduce new products into the market Provide earnings and cash flow base for Trinity Consistently grow the business Manufacturing Businesses Maintain leadership positions Utilize significant manufacturing footprint in Mexico Optimize operational flexibility Generate continuous synergies Trinity's Multi-Industry Model

6 Trinity's Revenues are More Diversified Than in the Past LTM 06/11 Total Consolidated Revenue was $2.5 billion FY 2000 Total Consolidated Revenue was $2.7 billion

7 Trinity is Well Positioned for All Economic Cycles Trinity has staying power, continually building strength during a down cycle and emerging with more opportunity for growth than when the cycle began Seasoned management team knows how to assess the market, proactively plan for cycles and address changes in economic conditions Manufacturing flexibility is a core competency, and when combined with our broad product offering allows us to pursue a wide range of orders Cost-effective manufacturing footprint in the Southern United States and Mexico is a competitive advantage for many of our product lines Shared synergies across business lines provide unique opportunities Trinity's lease fleet of 68,305 railcars (including TRIP) provides a strong strategic connection to our customers, as well as a long-term stream of profits and cash flows Strong liquidity position of approximately $1.0 billion and solid balance sheet

8 Sources: Historical data as reported per the Railway Supply Institute. 2011-2015 projections are an average of estimates provided by Global Insight (05/11) and Economic Planning Associates, Inc. (07/11) and are provided as a point of reference. Railcar Deliveries (1959 - 2015P) Projections based on Third-Party estimates (1) Railcar Cycles Require Proactive Planning

9 Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's manufacturing flexibility enhances our opportunistic approach We quickly respond to market changes and customer needs Our resources are directed toward highest and best use Manufacturing flexibility across business lines Manufacturing flexibility across broad product lines

10 Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico More than five decades of in-country operating experience Trinity's significant manufacturing capacity in Mexico continues to grow Provides benefits across multiple product lines Strong logistics network in place - approximately 990 truckloads crossing the border per month at the end of June 2011 Trinity produced 57% of its railcars in Mexico during LTM 6/30/11

11 Trinity's Companies Have Continuous Synergistic Connections Trinity's businesses place a high priority on collaborating with each other to continuously generate synergies that provide competitive benefits: Maximized Plant Efficiencies Internal Sourcing of Components & Sub-Assemblies INTERNALLY GENERATED SYNERGIES Centralized Cost Savings Optimization of Low Cost Facilities Shared Best Practices in Manufacturing Technologies

12 Trinity's Railcar Leasing Company Provides Stability The growth of our railcar leasing business over the last decade has produced a consistent revenue and earnings base Trinity Industries Leasing Company (TILC), our wholly-owned leasing subsidiary, provides strategic benefits to our railcar manufacturing businesses in addition to its strong financial performance In LTM 6/30/11, we added $235 million (net) of railcars to our TILC lease fleet, representing more than 5% year-over-year growth TILC also owns a 57% ownership interest in TRIP, a fleet of 14,605 railcars, which brings its total owned and managed fleet to 68,305 railcars We have been very successful in renewing or remarketing cars in our fleet, which is reflected in our high utilization rates TILC lease fleet utilization was 99.3% at June 30, 2011 TRIP lease fleet utilization was 99.9% at June 30, 2011 Industry trends continue to show a large portion of new railcar orders are for leases, and we are positioned to take advantage of those orders

13 Trinity's Railcar Lease Fleet has Grown Rapidly CAGR of 20.1% 8,700 cars 68,305 cars We have built a large fleet of young railcars with long-term leases Our lease fleet provided an important base of revenues and earnings during the last downturn helping Trinity maintain profitability 3/10

14 Trinity's Liquidity Position is Strong As of June 30, 2011: Unrestricted Cash and Short-term Marketable Securities of $299.1 million Corporate Revolver availability of $341.4 million TILC Leasing Warehouse availability of $345.0 million Total available liquidity of approximately $1.0 billion Corporate Revolver $425 million facility Matures October, 2012 No borrowings at 6/30/11 $83.6 million in Letters of Credit TILC Leasing Warehouse Facility $475 million facility Matures February, 2013 $130.0 million in borrowings at 6/30/11

15 Trinity's Balance Sheet Remains Solid As of June 30, 2011: Unrestricted Cash and Short-term Marketable Securities of $299.1 million Manufacturing/Corporate debt: Subordinated Convertible Notes of $450 million; first call/put in 2018 Leasing debt (including TRIP): Warehouse borrowings of $130.0 million; TRIP warehouse loan of $1.0 billion; and long-term financings of $1.4 billion (of which $1.3 billion in financings are non-recourse to Trinity) Leasing assets have a net book value of $4.2 billion including TRIP Total leasing debt to total equipment on lease of 59.8%; significant amount of unencumbered assets available for financing In July, completed the successful refinancing of TRIP's $1.0 billion warehouse loan; refinancing executed on a non-recourse basis and included: $857 million of medium and long term secured debt at an initial coupon of 5.4% $175 million of three-year notes at a cash interest rate of 8% (yield step ups apply) Trinity purchased a $112 million participation in the notes

16 Trinity's Recent Operating Results Trinity's Earnings Summary FY 2005 - LTM 6/30/11 Earnings Column 12 Column 13 Column 14 Column 15 Column 16 2003 -0.06 2004 -0.25 2005 1.42 2006 2.64 2007 3.55 2008 3.47 2009 -1.81 2010 0.85 LTM 06/11 1.26 LTM as of June 30, 2011: Revenues increased 23.5% from $2.1 billion to $2.5 billion Operating profit increased by $69.9mm to $211.7mm(1) EBITDA increased 23.6% from $436.4mm to $539.6mm Earnings from continuing operations of $1.26 per diluted share Trinity's EBITDA Summary FY 2005 - LTM 6/30/11(4) ($mm) EBITDA Margin Line 3 Revenue EBITDA Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 0.07368587 1268.9 93.504 50 2003 0.080165092 1259.9 101 125 2004 0.05 1965 98.3 200 2005 0.108609809 2709.7 294.5 275 2006 0.1553947 3218.9 500.2 350 2007 0.1718 3832.8 658.3 2008 0.1812 3903.2 703.5 2009 0.179 462 2010 0.223 488.2 LTM 06/11 0.212 539.6 (3) Operating Profit includes Leasing External Interest Expense Includes $325mm impairment of Goodwill Effective January 1, 2010, Trinity adopted a new accounting pronouncement requiring the inclusion of the financial position and results of operations of TRIP Rail Holdings and subsidiary in the consolidated financial statements of Trinity. Accordingly, the operating results of Trinity include TRIP Rail Holdings starting with the fiscal year ended December 31, 2010. Please refer to Note 1 in the Company's Form 10-K for the fiscal year ended December 31, 2010 for further discussion. See Note in Appendix pg. 24 for Reconciliation of EBITDA (3) (2)

Appendix: Operating Business Summaries

18 Trinity shipments totaled approximately 8,725 railcars representing 30% of industry shipments during LTM 6/30/11 Trinity orders totaled approximately 31,960 railcars representing 43% of the Industry total during LTM 6/30/11 Trinity's order backlog was approximately 27,240 railcars representing 48% of industry backlog as of 6/30/11 Revenue Operating Profit OP Margin Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 595 -2.2 -0.0037 2004 1066.7 -20.4 -0.0191 2005 1816.3 135 0.0743 2006 2142.6 253.9 0.1185 2007 2381.5 347.6 0.146 2008 2372 247.7 0.097 2009 -30.9 -0.035 2010 1.5 0.003 LTM 06/11 36.8 0.044 Rail Group Leading manufacturer of railcars in North America Manufacturer of railcar axles and coupling devices in North America Focus on new and updated designs Centralized sourcing provides cost savings Streamlined manufacturing efficiencies Networking of customers between railcar sales and railcar leasing Approximately 37% of the North American fleet is more than 25 years old Rail Group Highlights Rail Group Historical Operating Profit/(Loss) & Margin(1) Before eliminations for Leasing and Intercompany Profit Excludes $325mm charge for impairment of Goodwill ($mm) ($mm) ($mm) (2)

19 Railcar Leasing and Management Services Group Leading provider of comprehensive railcar leasing and management services Single point of contact for equipment and services Strengthens relationship with end-user of railcar Marketed with railcar sales activities as TrinityRail(r) Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Leasing & Mgmt Services Historical Operating Profit & Margin ($mm) Note: Beginning in Q1 2010, TRIP Revenues and OP were consolidated with the Leasing Group Operations Car Sales OP % Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 114.7 31.3 0.273 2003 153.8 41 0.267 2004 181 42 0.232 2005 47.4 8.4 0.274 2006 83.2 23.3 0.351 2007 112 49.2 0.2552 2008 124.2 34.7 0.297 2009 128.5 20.5 0.284 2010 200.2 6.8 0.416 LTM 06/11 214.9 9.1 0.433 Leasing Group TRIP (1) Fleet Size 53,700 14,605 Average Age (in years) 6.3 3.8 Average Remaining Lease Term 3.4 3.4 Utilization Rate 99.3% 99.9% Fleet Statistics (as of June 30, 2011) (1) TRIP Holdings is a joint venture owned by TILC and other unaffiliated equity investors that was formed in 2007 to provide railcar leasing and management services in North America. TILC's ownership interest in TRIP Holdings is currently 57.1%. TILC manages and services the railcars for TRIP.

20 Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 211.7 4.7 0.0222 2003 170.6 -4.7 -0.0275 2004 210.4 -14.8 -0.0703 2005 240.7 15.7 0.0652 2006 371.2 44.5 0.1199 2007 493.2 72.6 0.1472 2008 552.7 119.2 0.191 2009 125.2 0.237 2010 69 0.163 LTM 06/11 80 0.166 Revenues up 11.8% in LTM 6/30/11 vs. LTM 6/30/10 Profitability remains high - Operating Profit margins increased from 6.5% in FY 2005 to 16.6% during LTM 6/30/11 Trinity backlog was $494mm at 6/30/11 Replacement demand driver (as of 12/31/10): 4,120 out of 17,910 hopper barges, or approximately 23%, are 21+ years old 1,060 out of 3,010 tank barges, or approximately 35%, are 21+ years old Inland Barge Group Inland Barge Group Highlights Inland Barge Group Historical Operating Profit & Margin Tank Barges Hopper Barges Transports grain & coal Transports liquids ($mm) Leading manufacturer of barges that transport goods through U.S. inland waterways Largest U.S. manufacturer of fiberglass barge covers Multiple barge manufacturing facilities on inland waterways enable rapid delivery Barge transportation has a cost advantage in high-cost fuel environments Over the past 10 years, 29% more barges were scrapped vs. built 9,674 scrapped vs. 7,495 built from 2000 - 2010 (1) (1) Operating Profit includes a $5.1mm net gain as a result of flood damage to the Tennessee barge plant (2) (2) Operating Profit includes a $4.1mm net gain as a result of flood damage to the Tennessee and Missouri barge plants

Concrete & Aggregates 39 Highway Products 58 Other 3 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 21 Revenues OP OP% Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 463.9 44.8 0.097 2003 457.4 37.5 0.082 2004 535.5 35.1 0.066 2005 621.6 55.9 0.09 2006 695.3 62.8 0.09 2007 733 72.4 0.099 2008 761 64.2 0.087 2009 32.6 0.061 2010 47.4 0.082 LTM 06/11 51.4 0.09 Revenues increased 3.9% LTM 6/30/11 vs. LTM 6/30/10 Operating Profit increased 31.8% LTM 6/30/11 vs. LTM 6/30/10 Producer of Highway products for North America and other international markets Positioned in Texas with Concrete and Aggregates Consistent contributor to cash flow Construction Products Group Leading manufacturer of highway guardrail and crash cushions in the United States; plus a line of proprietary products including guardrail end treatments and cable barrier guardrail systems Leading Texas producer of concrete and aggregates Diversified exposure to commercial, residential, industrial, and highway markets Business has grown organically and through acquisitions Demand tied to construction projects and federal funding Construction Products Group Highlights Construction Products Group Historical Operating Profit & Margin LTM 6/30/11 Revenue Mix ($mm)

22 Revenue OP OP% Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 149.4 0.6 0.004 2003 124.3 10.9 0.088 2004 152.1 15.3 0.101 2005 234.8 31.9 0.136 2006 336.5 45.7 0.136 2007 433.9 50.1 0.115 2008 530 100.3 0.159 2009 73.8 0.145 2010 35.1 0.084 LTM 6/11 22.9 0.051 Structural Wind Towers: Revenue of $254.9mm in LTM 6/30/11 Trinity's backlog as of 6/30/11 was $917 million Plants are strategically located along the central corridor where the majority of wind farms are installed Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Energy Equipment Group Leading North American producer in structural wind tower business Leading producer of propane tanks, tank containers, and tank heads for pressure and non- pressure vessels in North America Low-cost operator with primary tank container production in Mexico facilities Synergies among products across multiple Trinity business groups Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit Energy Equipment Group Historical Operating Profit ($mm)

Reconciliation of EBITDA "EBITDA is defined as Income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization expense including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data as adjusted for the adoption of accounting pronouncements. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We have reported EBITDA because we regularly review EBITDA as a measure of our ability to incur and service debt. In addition, we believe our debt holders utilize and analyze our EBITDA for similar purposes. We also believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this press release may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation. (1) Includes results of operations related to TRIP starting January 1, 2010 23 (1) (1)